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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


       Date Of Report (Date Of Earliest Event Reported): December 30, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            ((AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF11
                  ASSET-BACKED CERTIFICATES, SERIES 2004-FF11)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


               Delaware                               333-120038                             06-1442101
               --------                               ----------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)

                 600 Steamboat Road
               Greenwich, Connecticut                                             06830
               ----------------------                                             -----
      (Address of Principal Executive Offices)                                  (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 2 - Completion of Acquisition and Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets
           ------------------------------------

Description of the Certificates and the Mortgage Pool

         On December 16, 2004, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FF11, Asset-Backed Certificates, Series 2004-FF11 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), National City Home Loan Services, Inc. as servicer (the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $835,586,430 and any amounts in the Prefunding Accounts as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 13, 2004, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates,



                                       2

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Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class
M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 13, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.








                                       3

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                  The Certificates have the following initial Certificate
Balances and Pass-Through Rates:


                             Initial Certificate
   Class                      Principal Balance                Pass-Through Rate
   -----                      -----------------                -----------------
    I-A1                      $       477,280,000                  Variable
    I-A2                      $       119,320,000                  Variable
   II-A1                      $       174,000,000                  Variable
   II-A2                      $       275,000,000                  Variable
   II-A3                      $        44,220,000                  Variable
    M-1                       $        45,409,000                  Variable
    M-2                       $        42,021,000                  Variable
    M-3                       $        36,599,000                  Variable
    M-4                       $        21,688,000                  Variable
    M-5                       $        21,010,000                  Variable
    M-6                       $        21,688,000                  Variable
    M-7                       $        13,555,000                  Variable
    M-8                       $        13,555,000                  Variable
    M-9                       $        13,555,000                  Variable
    M-10                      $         6,778,000                  Variable
    B-1                       $         6,778,000                  Variable
    B-2                       $         6,778,000                  Variable
     C                        $        16,265,900                     N/A
     P                        $               100                     N/A
     R                               100%                             N/A
    R-X                              100%                             N/A

                  The Certificates, other than the Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2004 and the Prospectus Supplement, dated December 13, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




                                       4

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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements
          --------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



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
             Exhibit No.                                                Description
             -----------                                                -----------
                 4.1                   Pooling and  Servicing  Agreement,  dated as of December 1, 2004, by and among
                                       Financial  Asset  Securities  Corp.  as  Depositor,  National  City  Home Loan
                                       Services, Inc. as servicer and Wells Fargo Bank, N.A. as Trustee,  relating to the Series 2004-FF11 Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2004

                        FINANCIAL ASSET SECURITIES CORP.


                                       By:  /s/ Frank Skibo
                                            -------------------------
                                       Name:    Frank Skibo
                                       Title:   Managing Director


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                                Index to Exhibits


                                                                                               Sequentially
     Exhibit No.                               Description                                     Numbered Page
     -----------                               -----------                                     -------------
         4.1           Pooling and Servicing Agreement, dated as of December                         7
                       1, 2004, by and among Financial Asset Securities Corp. as
                       Depositor, National City Home Loan Services, Inc. as
                       servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2004-FF11 Certificates.



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                                   Exhibit 4.1